Note 18: Contingent Liabilities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Operating Leases Future Minimum Payments Due	$ 2,486
Operating Leases Future Minimum Payments Due Current	646
Operating Leases Future Minimum Payments Due In Two Years	510
Operating Leases Future Minimum Payments Due In Three Years	378
Operating Leases Future Minimum Payments Due In Four Years	255
Operating Leases Future Minimum Payments Due In Five Years	158
Operating Leases Future Minimum Payments Due Thereafter	539
Lease And Rental Expense	457	453	445
Accrual For Environmental Loss Contingencies	$ 847
Department of Justice Lawsuit Against Pratt and Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	1999
Loss Contingency Allegations	As previously disclosed, the U.S. Department of Justice (DOJ) sued us in 1999 in the U.S. District Court for the Southern District of Ohio, claiming that Pratt & Whitney violated the civil False Claims Act and common law. This lawsuit relates to the “Fighter Engine Competition” between Pratt & Whitney’s F100 engine and General Electric’s F110 engine. The DOJ alleges that the government overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial of this matter, completed in December 2004, the government claimed Pratt & Whitney’s liability to be $624 million.
Loss Contingency Period Of Occurrence	fiscal years 1985 through 1990
Loss Contingency Actions Taken By Court Arbitrator Or Mediator	On August 1, 2008, the trial court judge held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in its 1983 offer. In the absence of actual damages, the trial court judge awarded the DOJ the maximum civil penalty of $7.09 million, or $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts.
Loss Contingency Actions Taken By Plaintiff And Defendant	In September 2008, both the DOJ and UTC appealed the decision to the Sixth Circuit Court of Appeals. In November 2010, the Sixth Circuit affirmed Pratt & Whitney’s liability under the False Claims Act and remanded the case to the trial court for further proceedings.
Department of Defense Contract Claim Against Sikorsky [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	December 2008
Loss Contingency Allegations	As previously disclosed, in December 2008, the Department of Defense (DOD) issued a contract claim against Sikorsky to recover overpayments the DOD alleges it has incurred since January 2003 in connection with cost accounting changes approved by the DOD and implemented by Sikorsky in 1999 and 2006. These changes relate to the calculation of material overhead rates in government contracts. The DOD claims that Sikorsky’s liability is approximately $94 million (including interest through December 31, 2012).
Loss Contingency Damages Sought	$94 million (including interest through December 31, 2012).
Loss Contingency Actions Taken By Defendant	We believe this claim is without merit and Sikorsky filed an appeal in December 2009 with the U.S. Court of Federal Claims. Trial in the matter concluded in January 2013 and we await a decision from the court. We do not believe the resolution of this matter will have a material adverse effect on our competitive position, results of operations, cash flows or financial condition.
US Air Force Claim Against Pratt and Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	June 18, 2012
Loss Contingency Allegations	On June 18, 2012, the trial court found that Pratt & Whitney had breached other obligations imposed by common law based on the same conduct with respect to which the court previously found liability under the False Claims Act. Under the common law claims, the U.S. Air Force may seek damages for events occurring before March 3, 1989, which are not recoverable under the False Claims Act. Further proceedings at the trial court will determine the damages, if any, relating to the False Claims Act and common law claims. The government continues to seek damages of $624 million, plus interest.
Loss Contingency Damages Sought	$624 million
Loss Contingency Actions Taken By Plaintiff And Defendant	Pratt & Whitney continues to contend that the government suffered no actual damages. The parties have submitted briefs and await a decision from the trial court. Should the government ultimately prevail, the outcome of this matter could result in a material adverse effect on our results of operations in the period in which a liability would be recognized or cash flows for the period in which damages would be paid.
German Tax Office Against Company [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	August 3, 2012
Loss Contingency Allegations	As previously disclosed, UTC has been involved in administrative review proceedings with the German Tax Office concerning €203 million (approximately $270 million) of tax benefits that we have claimed related to a 1998 reorganization of the corporate structure of Otis operations in Germany. A portion of these tax benefits were disallowed by the local German Tax Office on July 5, 2012, as a result of the audit of tax years 1999 to 2000. The legal and factual issues relating to the denial of the tax benefits center on the interpretation and application of a German tax law.
Loss Contingency Damages Sought	€203 million (approximately $270 million)
Loss Contingency Actions Taken By Defendant	On August 3, 2012, the Company filed suit in the local German tax court and intends to litigate vigorously the matter to conclusion. We do not believe the resolution of this matter will have a material adverse effect on our results of operations, cash flows or financial condition.